Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1. This annual report on Form 20-F of CSR plc (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CSR plc.

SIGNATURE

Date: 13 March 2014	/s/ Joep van Beurden
	Name:	Joep van Beurden
	Title:	Chief Executive Officer

/s/ Will Gardiner
	Name:	Will Gardiner
	Title:	Chief Financial Officer

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